Exhibit 99.1

Contact:	Gary Thompson – Media Caesars Entertainment Corporation (702) 407-6529	Jacqueline Beato - Investors Caesars Entertainment Corporation (702) 407-6131

Caesars Entertainment Announces Proposed $300 Million Debt Offering

LAS VEGAS – December 5, 2012

Caesars Entertainment Corporation (NASDAQ: CZR) (“Caesars” or the “Company”) announced today that Caesars Operating Escrow LLC and Caesars Escrow Corporation (the “Escrow Issuers”), wholly owned unrestricted subsidiaries of Caesars Entertainment Operating Company, Inc. (“CEOC”), are proposing to issue $300.0 million aggregate principal amount of 9% senior secured notes due 2020 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes are to be issued under the same indenture governing the 9% senior secured notes due 2020 that were issued on August 22, 2012 (the “Existing Notes”), but the Notes and the Existing Notes will not be fungible until the completion of a registered exchange offer pursuant to which holders that exchange their Notes and/or Existing Notes will collectively receive registered 9% senior secured notes due 2020 that will have a single CUSIP number and thereafter be fungible. The offering is subject to market conditions and other factors. Upon satisfaction of certain conditions, CEOC would assume the Escrow Issuers’ obligations under the Notes.

Caesars intends to use the net proceeds from the offering to pay related fees and expenses and for general corporate purposes, which may include the repayment, redemption, retirement or repurchase in the open market of a portion of CEOC’s outstanding indebtedness. CEOC may use up to $150 million of the proceeds of the offering to retire outstanding indebtedness based on prevailing prices and market and other considerations existing at the time, although no assurance can be given that CEOC will be able to do so on terms acceptable to it or at all.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

About Caesars

Caesars Entertainment is the world’s most diversified casino-entertainment company. Since its beginning in Reno, Nevada, more than 74 years ago, Caesars has grown through development of new resorts, expansions, and acquisitions, and now operates casinos on four continents. The company’s resorts operate primarily under the Caesars®, Harrah’s®, and Horseshoe® brand names. Caesars also owns the World Series of Poker® and the London Clubs International family of casinos. Caesars Entertainment is focused on building loyalty and value with its guests through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence, and technology leadership. Caesars Entertainment is committed to environmental sustainability and energy conservation and recognize the importance of being a responsible steward of the environment. For more information, please visit www.caesars.com.

This release contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. The Company has based these forward-looking statements on its current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this release. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this release, are necessarily estimates reflecting the best judgment of the Company’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in the Company’s filings with the Securities and Exchange Commission.

In addition to the risk factors set forth above, important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•	the impact of the Company’s substantial indebtedness;

•	the effects of local and national economic, credit, and capital market conditions on the economy, in general, and on the gaming industry, in particular;

•	the ability to realize the expense reductions from cost savings programs;

•	access to available and reasonable financing on a timely basis;

•	the ability of the Company’s customer-tracking, customer loyalty, and yield-management programs to continue to increase customer loyalty and same-store or hotel sales;

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changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions, disciplines, and fines of courts, regulators, and governmental bodies;

•	the ability to recoup costs of capital investments through higher revenues;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the ability to timely and cost-effectively integrate companies that the Company acquires into its operations;

•	the effects of competition, including locations of competitors and operating and market competition;

•	the potential difficulties in employee retention and recruitment as a result of the Company’s substantial indebtedness or any other factor;

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construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues;

•	litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions, and fines and taxation;

•	the effects of environmental and structural building conditions relating to the Company’s properties;

•	access to insurance on reasonable terms for the Company’s assets;

•	acts of war or terrorist incidents, severe weather conditions, uprisings, or natural disasters;

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losses sustained as a result of natural disasters, including losses in revenues and damage to property, and the impact of severe weather conditions on the Company’s ability to attract customers to certain of its facilities, such as the amount of losses and disruption to the Company as a result of Hurricane Sandy in late October 2012; and

•	the impact, if any, of unfunded pension benefits under multi-employer pension plans.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events, except as required by law.

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